Small enough to listen.

Big enough to help.

KBW HONOR ROLL & 6th ANNUAL COMMUNITY BANK INVESTOR CONFERENCE
JULY 27, 2005

WesBanco®

www.wesbanco.com

Small enough to listen.
Big enough to help.
WesBanco

PRESENTERS

Paul M. Limbert
President &
Chief Executive Officer

Robert H. Young
Executive Vice President &
Chief Financial Officer

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Big enough to help.
WesBanco

FORWARD LOOKING DISCLOSURES

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2004 Annual Report on Form 10-K, as well as the 10-Q for the prior quarter ended March 31, 2005, filed with the Securities and Exchange Commission ("SEC"), which are available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2004 Annual Report on Form 10-K filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, the businesses of WesBanco and its recent acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the mergers may not be fully realized within the expected timeframes; disruption from the mergers may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to the parent company and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, Federal Deposit Insurance Corporation, the SEC, the National Association of Securities Dealers and other regulatory bodies; potential legislative and federal and state regulatory actions and reform; competitive conditions in the financial services industry; rapidly changing technology affecting financial services and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

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Big enough to help.
WesBanco

CORPORATE PROFILE*

NASDAQ: WSBC

- Founded in 1870
- $4.5 billion in assets
- Serving approximately: 172,000 deposit & 49,000 loan customers in 3 states
- 85 offices, 2 lending offices, & 129 ATM's
- $2.6 billion in trust assets
- Market capitalization: $670 million
- 2006 average daily shares traded: 62,000

*As of 6/30/2005

Small enough to listen. Big enough to help. WesBanco

REASONS TO INVEST IN WESBANCO

- Consistent growth in earnings per share
- Above average dividend yield: 3.5%[(1)]
- Acquisition-focused
- Improving demographics & new markets
- Improving credit quality
- Strong stock performance

(1) Annualized dividend rate of $1.04 per share based on 6/30/2005 market price.

Small enough to listen.
Big enough to help.
WesBanco

MARKET DIVERSIFICATION



2002
2002
2004
2005
OHIO
UNITED STATES
WEST VIRGINIA
KENTUCKY
Portland
Celina
Wapakoneta
Millersburg
New Philadelphia
Weirton
Pittsburgh
Plum
Mount Lebanon
Bellefontaine
Sidney
Winchester
Piqua
Urbana
Coshocton
Cadiz
Yorkville
St. Clairsville
Newark
Cambridge
Wheeling
Huber Heights
Springfield
Richmond
Zanesville
Waynesburg
Dayton
Xenia
Woodsfield
New Lexington
Caldwell
New Martinsville
McConnelsville
Middletown
Logan
Fairmont
Marietta
Middlebourne
Wilmington
Chillicothe
Athens
Vienna
West Union
Grafton
McArthur
Parkersburg
Harrisville
New Milton
Philippi
Hillsboro
Waverly
Wellston
Elizabeth
Pomeroy
Jackson
Evergreen
Grantsville
Glenville
Weston
Georgetown
Point Pleasant
Elkins
Spencer
West Union
Portsmouth
Gallipolis
Ripley
Sutton
Ohio
Maysville
Vanceburg
Ironton
Clay
Glade View
Webster Springs
Cynthiana
Flemingsburg
Ashland
Huntington
Charleston
Summersville
Grayson

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Big enough to help.
WesBanco

CUSTOMER PROFILES



Wealth Market
High Asset Suburban Boomers
Urban Boomer Builders
Lower-Middle Metro Owners
Sunbelt Traditionals
Country Builders
Conservative Retireds
Lower Metro Owners
0
50
100
Index
150
200
250
Cincinnati, OH
Wheeling, WV

WESBANCO MARKET DEMOGRAPHICS*

	WEST VIRGINIA	NEW MARKETS MONTGOMERY, CLARK & GREENE COUNTIES Dayton/Springfield, OH	NEW MARKET HAMILTON COUNTY Cincinnati, OH
Total Population *	1,808,344	851,690	845,303
Median Income *	$29,696	$41,663 (1)	$40,964
Per Capita Income *	$16,477	$21,590 (1)	$24,053
Market Share @6/30/04 (2)	8.5%	2.8%	1.3%

The 4 Ohio counties combined represent nearly **100%** of the total West Virginia population.

*Source: Census Bureau - 2000 Census (1) Weighted avg. (2) Source: FDIC Summary of Deposits at 6/30/2004

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Big enough to help.
WesBanco

WESBANCO BUSINESS MODEL

- 8 regional markets with a foundation based on strong customer relationships and quality service.

- Each region has a regional president which reinforces WesBanco's slogan of "Small enough to listen, Big enough to Help."

- Large bank features and services with a small community bank culture and feel.

- Apply business model to newly acquired large Ohio MSA's.

CUSTOMER SATISFACTION RATING


Would
Recommend
WesBanco
97%

CUSTOMER SATISFACTION RATING


97%
Bank
Customer
Satisfaction
Rate*
WE'RE NEW.
BUT WE COME HIGHLY
RECOMMENDED.
WesBanco

Small enough to listen. Big enough to help. WesBanco

2005 RESULTS

(net income in thousands)	YTD 6/30/2005	YTD 6/30/2004	% CHG
Net income	$22,338	$19,122	16.8%
EPS - diluted	$0.98	$0.97	1.0%
Return on assets	0.99%	1.13%	-12.4%
Return on equity	10.54%	12.02%	-12.3%
Return on tangible equity*	16.04%	14.65%	9.5%
Net interest margin	3.51%	3.69%	-4.9%
Efficiency ratio	59.41%	57.38%	3.5%

* Excludes goodwill & core deposit intangible effect on earnings and shareholders' equity

LINKED QUARTER RESULTS



In thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.48
$0.50
$0.43
$0.48
$0.50
$9,363
$10,028
$9,032
$11,080
$11,258
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
Net Income
EPS-Diluted

EARNINGS PER SHARE


$1.41
$1.60
$1.70
$1.80
$1.90
CAGR 6.8% from 1999 to 2004
2000
2001
2002
2003
2004

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Big enough to help.
WesBanco

DIVIDENDS PER SHARE

- 20 consecutive years of dividend increases
- Current dividend yield approximating 3.5%



$0.88
$0.90
$0.92
$0.94
$0.96
$1.00
$1.04
1999
2000
2001
2002
2003
2004
2005 *

* Annualized

NET CHARGE OFF RATIO



In millions
NET CHARGE-OFFS TO AVERAGE LOANS
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
0.60%
0.40%
0.20%
0.00%
0.50%
0.46%
0.31%
0.19%
2002
2003
2004
6/30/2005
Total average loans
Net charge-off percent

NON-PERFORMING ASSETS



In thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.43%
0.34%
0.26%
0.24%
0.30%
2002
2003
2004
1Q05
2Q05
Total Non-performing assets
NPA's as a % of total assets

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Big enough to help.
WesBanco

STOCK PRICE


Stock Price
$35
$30
$25
$20
$15
$10
$5
$0
$21.13
$23.39
$27.66
$31.97
$30.02
12/31/2001
12/31/2002
12/31/2003
12/31/2004
6/30/2005

IMPROVING STOCK LIQUIDITY


Average daily shares traded – Source NASDAQ Online
29,578
24,370
27,419
62,083
2002
2003
2004
YTD 2005

SHARES REPURCHASED vs. CAPITAL LEVELS



In thousands
1,200
1,000
800
600
400
200
-
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.46%
10.41%
9.75%
9.62%
8.53%
8.21%
8.76%
7.69%
9.34%
7.65%
8.17%
6.38%
2000
2001
2002
2003
2004*
6/30/2005
Shares repurchased
Tier I leverage
Tangible equity

* 2004 repurchases limited due to SEC rules on blackout periods surrounding acquisitions

Small enough to listen. Big enough to help. WesBanco

REASONS TO INVEST IN WESBANCO

- Consistent growth in earnings per share
- Above average dividend yield: 3.5%[(1)]
- Acquisition-focused
- Improving demographics & new markets
- Improving credit quality
- Strong stock performance

(1) Annualized dividend rate of $1.04 per share based on 6/30/2005 market price.

Q & A